SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549


                                             FORM 8-K/A

                                           CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(d) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934


                          Date of report (Date of earliest event reported)
                                            May 18, 2001


                                         TOKHEIM CORPORATION
                                -------------------------------------
                         (Exact Name of Registrant as Specified in Charter)


            Indiana                       1-6018               35-0712500
            ----------                   ----------          ---------------
  (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



10501 Corporate Drive, Fort Wayne, IN                                46845
--------------------------------------------                      ------------
(Address of Principal Executive Office)                            (Zip Code)


Registrant's telephone number, including area code (219)-470-4600
                                                   ---------------

                                    N/A
        ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




     ITEM 4.  Changes in Registrant's Certifying Accountant.

         Following the solicitation by Tokheim Corporation (the "Company") of bids for independent public accountants, PricewaterhouseCoopers LLP ("PwC") informed the Chief Financial Officer of the Company via telephone on May 18, 2001, that PwC was not going to make a proposal to continue as the Company's independent public accountants and that PwC resigned as the current independent public accountants of the Company effective immediately. PwC sent the Company a letter on May 18, 2001, confirming that the client- auditor relationship between the Company and PwC had ceased. PwC had served as the Company's independent public accountant for more than 15 years.

         PwC's reports on the financial statements for the past two fiscal years ended November 2000 and November 1999, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the two most recent fiscal years and through May 18, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years, except that in the second quarter of 1999, the Company and PwC had a disagreement over the propriety of charging certain payroll costs to acquisition reserves. The financial statements were adjusted to PwC's satisfaction prior to the filing of the second quarter report on Form 10-Q. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreement.

         In the two most recent fiscal years and through May 18, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except as follows:

1. In connection with the audit of the fiscal year ended November1999 financial statements, PwC advised the Company in PwC's report to the Company's Audit Committee of an internal control deficiency at one of the Company's US subsidiaries, specifically inadequate inventory control and valuation procedures. The Company undertook certain steps to address the internal control deficiencies. The Company's Audit Committee discussed the subject matter of PwC's report with PwC. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of such issue.

2. In connection with the audit of the fiscal year ended November 2000 financial statements, PwC advised the Company in PwC's report to the Company's Audit Committee of an internal control deficiency at one of the Company's German subsidiaries, specifically, inadequate preparation of reconciliations, account analyses and supporting documentation in a timely manner. The Company provided the required reconciliations, account analyses and supporting documentation prior to the completion of the audit. The Company's Audit Committee discussed the subject matter of PwC's report with PwC. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of such issue.

         The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached hereto.

         The Company has not engaged a successor independent accountant at this time. The Company has authorized PwC to respond fully to any inquiries of the successor accountant.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TOKHEIM CORPORATION

                                            Registrant



Date:  May 25, 2001           By: /S/  GEORGE A. HELLAND, JR.
                                 -----------------------------------------
                                   George A. Helland, Jr.
                                   Acting Chairman and Chief Executive Officer


Date:  May 25, 2001           By: /S/  ROBERT L. MACDONALD
                                 -----------------------------------------
                                    Robert L. Macdonald
                                    Executive Vice President, Finance and
                                    Chief Financial Officer



                                            EXHIBIT INDEX

Exhibit
Number     Exhibit  Description
------     ---------------------

16.1 PricewaterhouseCoopers LLP letter confirming the cessation of the client-auditor relationship dated May 18, 2001.

16.2 PricewaterhouseCoopers LLP letter stating agreement with matters stated herein dated May 25, 2001.

                                            EXHIBIT 16.1

                              LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

May 18, 2001

Mr. Robert L. Macdonald
Executive  Vice President, Finance
and Chief Financial Officer
Tokheim Corporation
P.O. Box 360
Fort Wayne, IN 46801

Dear Mr. Macdonald:

This is to confirm that the client-auditor relationship between Tokheim Corporation (Commission File Number 1-6018) and PricewaterhouseCoopers LLP has ceased.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

cc:      Chief Accountant
         SECPS Letter File, Mail Stop 11-3
         Securities and Exchange Commission
         450 Fifth Street, N.W.
         Washington D.C. 20549

                                            EXHIBIT 16.2

                                         ACCOUNTANT'S LETTER

May 25, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549

Commissioners:

We have read the statements made by Tokheim Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K report dated May 18, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP